July 27, 2012

Summary Prospectus

BBIF Government Securities Fund  |  Class 1, 2, 3 and 4 Shares

Fund	Class 1 Shares	Class 2 Shares	Class 3 Shares	Class 4 Shares
BBIF Government Securities Fund	N/A	N/A	N/A	N/A

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 27, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BBIF Government Securities Fund

Investment Objective

The investment objective of BBIF Government Securities Fund (“Government Fund” or the “Fund”) is to seek preservation of capital, current income and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]	Class 1	Class 2	Class 3	Class 4
Management Fee[1]	0.239%	0.239%	0.239%	0.239%
Distribution and/or Service (12b-1) Fees	1.000%	0.675%	0.375%	0.375%
Other Expenses	0.411%	0.376%	0.366%	0.366%
Administration Fee	0.250%	0.250%	0.250%	0.250%
Miscellaneous Other Expenses	0.161%	0.126%	0.116%	0.116%
Total Annual Fund Operating Expenses	1.65%	1.29%	0.98%	0.98%
Fee Waivers and/or Expense Reimbursements	—	(0.26)%[3]	(0.27)%[3]	(0.27)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.65%	1.03%[3]	0.71%[3]	0.71%[3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Government Fund and Government Fund’s share of the allocated expenses of Master Government Securities LLC (“Government LLC”). The management fees are paid by Government LLC.
[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-36, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Government Fund’s fees and/or expenses to ensure that the net expenses as a percentage of the Fund’s net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Government Fund’s (i) Class 2 Shares are 0.32% higher than those of Government LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Government LLC’s initial feeder fund until August 1, 2013. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Government Fund or by a vote of a majority of the outstanding voting securities of Government Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$168	$520	$897	$1,955
Class 2	$105	$383	$683	$1,534
Class 3	$73	$285	$515	$1,177
Class 4	$73	$285	$515	$1,177

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Principal Investment Strategies of the Fund

Government Fund seeks to achieve its objective by investing exclusively in a diversified portfolio made up only of short-term U.S. Government securities with maturities of not more than 397 days (13 months), including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short-term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Principal Risks of Investing in the Fund

Government Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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Performance Information

The information shows you how Government Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Government Fund’s commencement of operations) is based upon the performance of Government LLC’s initial feeder fund, BIF Government Securities Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Government Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

Government Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.13% (quarter ended September 30, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
Class 1	0.00%	0.77%	0.96%
Class 2	0.00%	0.99%	1.29%
Class 3	0.00%	1.11%	1.50%
Class 4	0.00%	1.11%	1.50%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Government Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

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Purchase and Sale of Fund Shares

There is no minimum initial investment for the Fund’s shares, but the minimum for the Working Capital Management Account® (“WCMA”) service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account program is $20,000 in cash and/or securities. The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts. Eligibility requirements for investors with a WCMA service or other Merrill Lynch business account program to invest in certain share classes of the Fund are as follows:

	Class 1	Class 2	Class 3	Class 4
Subscribers in the WCMA service or other Merrill Lynch business account program	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $250,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $250,000 and $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be between $1 million and $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.

You may have cash balances from your account automatically invested in shares of a fund associated with the WCMA service designated as your primary money account. The delay with respect to automatic investment of cash balances in your account in shares of the designated fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the account agreement and program description of the WCMA service or other Merrill Lynch business account program.

You may also make manual investments of $1,000 or more in any fund associated with the WCMA service not designated as your primary money account. When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other Merrill Lynch business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Tax Information

Dividends and distributions of Government Fund may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE #811-21197 © BlackRock Advisors, LLC SPRO-BBIF-GS-0712